EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Magnus Gittins, Chief Executive Officer of Advance Nanotech, Inc. (the Company) and Linden J.H. Boyne, Chief Financial Officer of the Company, do each certify, pursuant to 18 U.S.C. ss. 1350, that:

1. The report on Form 10-QSB of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Magnus Gittins
                                        ------------------------------------
                                        Magnus Gittins
                                        Chief Executive Officer

                                        Date:

                                        /s/ Linden J H Boyne.
                                        -----------------------
                                        Linden J H Boyne
                                        Chief Financial Officer

                                        Date: